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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                 March 19, 2002



                              HOMESTORE.COM, INC.

                                ______________

            (Exact name of registrant as specified in its charter)


            Delaware                    000-26659              95-4438337
  ----------------------------         -----------         ------------------
  (State or other jurisdiction         (Commission          (IRS Employer
       of incorporation)               File Number)        Identification No.)

                           30700 Russell Ranch Road
                      Westlake Village, California 91362

                   (Address of Principal Executive Offices)
                                  (Zip Code)

      Registrant's telephone number, including area code: (805) 557-2300

                                Not Applicable
                 --------------------------------------------
         (Former name or former address, if changed since last report)

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Item 2. Disposition of Assets

        On March 19th, Homestore.com, Inc. announced the sale of its CIC
        Division.

        The following exhibit is filed herewith:

        2.1 Stock Purchase Agreement dated as of March 16, 2002 by and between Experian Holdings, Inc. and Homestore.com, Inc.
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Item 5.   Other Events and Regulation FD Disclosure

     On March 19, 2002, Homestore.com, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The following exhibit is filed herewith:

     99.1  Press Release dated March 19, 2002, of Homestore.com, Inc.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            HOMESTORE.COM, INC.

     Date:  March 19, 2002                  By: /s/ Walter Lowry
                                                --------------------------------
                                                Walter Lowry
                                                Senior Vice President
                                                General Counsel



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                                 EXHIBIT INDEX
                                 -------------

2.1 Stock Purchase Agreement dated as of March 16, 2002 by and between Experian Holdings, Inc. and Homestore.com, Inc.

99.1  Press Release dated March 19, 2002 of Homestore.com, Inc.